Fidelity® Government Money Market Fund

Class/Ticker

Advisor M/FZGXX

Summary Prospectus

June 27, 2017

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund (including the fund's SAI) online at institutional.fidelity.com/fafunddocuments. You can also get this information at no cost by calling 1-866-997-1254 or by sending an e-mail request to funddocuments@fmr.com. The fund's prospectus dated June 27, 2017, as supplemented on June 27, 2017, and SAI dated June 27, 2017 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund/Class:
Fidelity® Government Money Market Fund
/Advisor M (Class M)

Investment Objective

The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.25%
Distribution and/or Service (12b-1) fees	0.25%
Other expenses(a)	0.22%
Total annual operating expenses	0.72%
Fee waiver and/or expense reimbursement(b)	0.02%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.70%

(a)  Based on estimated amounts for the current fiscal year.

(b)  Fidelity Management & Research Company (FMR) has contractually agreed to reimburse Class M of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.70%. This arrangement will remain in effect through June 30, 2019. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$72
3 years	$226
5 years	$396
10 years	$891

Principal Investment Strategies

  Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, liquidity, and diversification of investments.

In addition, the fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

Principal Investment Risks

  Interest Rate Changes.  Interest rate increases can cause the price of a money market security to decrease.
  Issuer-Specific Changes.  A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the performance of Daily Money Class shares over the past year. Past performance is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information for Daily Money Class.

Performance history will be available at institutional.fidelity.com for Class M after Class M has been in operation for one calendar year.

Year-by-Year Returns*

During the periods shown in the chart for Daily Money Class:	Returns	Quarter ended
Highest Quarter Return	0.00%	December 31, 2016
Lowest Quarter Return	0.00%	March 31, 2016
Year-to-Date Return	0.00%	March 31, 2017

* The returns shown above are for Daily Money Class, which is not offered through this prospectus. Class M would have substantially similar annual returns to Daily Money Class because the classes are invested in the same portfolio of securities. Class M's returns will be the same as Daily Money Class's returns to the extent that Class M has the same expenses.

Average Annual Returns*

For the periods ended December 31, 2016	Past 1 year	Life of class(a)
Daily Money Class	0.01%	0.01%

* The returns shown above are for Daily Money Class, which is not offered through this prospectus. Class M would have substantially similar annual returns to Daily Money Class because the classes are invested in the same portfolio of securities. Class M's returns will be the same as Daily Money Class's returns to the extent that Class M has the same expenses.

(a)  From April 6, 2015.

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

The price to buy one share of Class M is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share of Class M is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

Initial Purchase Minimum	$1,000
Fidelity Advisor® Traditional IRA, Roth IRA, Rollover IRA, and Simplified Employee Pension-IRA for which Fidelity Management Trust Company or an affiliate serves as custodian	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, and Fidelity Advisor are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9882639.100	SPU-M-SUM-0617